EXHIBIT 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                                    CRANE CO.
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-1952290
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

100 First Stamford Place                                     06902
Stamford, CT                                                 (Zip code)
(Address of principal executive offices)

                           ---------------------------

                             Senior Debt Securities
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


---------------------------------------------------------------------------------------------------------------------------

                          Name                                                                         Address
---------------------------------------------------------------------------------------------------------------------------

        Superintendent of Banks of the State of New York                           One State Street, New York, N.Y.
                                                                                   10004-1417, and Albany,  N.Y. 12223

        Federal Reserve Bank of New York                                           33 Liberty Street, New York, N.Y.  10045

        Federal Deposit Insurance Corporation                                      Washington, D.C.  20429

        New York Clearing House Association                                        New York, New York   10005


         (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of May, 2007.


                                                     THE BANK OF NEW YORK


                                         By:    /S/  Cheryl Clarke
                                                --------------------------------
                                                Name:   Cheryl Clarke
                                                Title:  Vice President

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                             Dollar Amounts
ASSETS                                                                                        In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.....................                        3,375,000
   Interest-bearing balances..............................................                       11,937,000
Securities:
   Held-to-maturity securities............................................                        1,729,000
   Available-for-sale securities..........................................                       17,675,000
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices.................................                        3,953,000
   Securities purchased under agreements to
   resell.................................................................                          162,000
Loans and lease financing receivables:
   Loans and leases held for sale.........................................                                0
   Loans and leases, net of unearned
     income...............................................................                       30,730,000
   LESS: Allowance for loan and
     lease losses.........................................................                          286,000
   Loans and leases, net of unearned
     income and allowance.................................................                       30,444,000
Trading assets............................................................                        5,047,000
Premises and fixed assets (including capitalized leases)..................                          830,000
Other real estate owned...................................................                            1,000
Investments in unconsolidated subsidiaries and associated
  companies...............................................................                          292,000
Not applicable
Intangible assets:
   Goodwill...............................................................                        2,747,000
   Other intangible assets................................................                          981,000
Other assets..............................................................                        6,814,000
                                                                                                 ----------
Total assets..............................................................                       85,987,000
                                                                                                 ==========

LIABILITIES
Deposits:
   In domestic offices....................................................                       30,000,000
   Noninterest-bearing....................................................                       19,293,000
   Interest-bearing.......................................................                       10,707,000
   In foreign offices, Edge and Agreement subsidiaries, and
      IBFs................................................................                       33,219,000
   Noninterest-bearing....................................................                          472,000
   Interest-bearing.......................................................                       32,747,000
Federal funds  purchased  and  securities  sold under
      agreements  to repurchase
   Federal funds purchased in domestic
     offices..............................................................                          671,000

                                     - 5 -

   Securities sold under agreements to
     repurchase...........................................................                          185,000
Trading liabilities.......................................................                        2,479,000
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized
   leases)................................................................                        2,076,000
Not applicable
Not applicable
Subordinated notes and debentures.........................................                        1,955,000
Other liabilities.........................................................                        6,527,000
                                                                                              -------------
Total liabilities.........................................................                       77,112,000
                                                                                              =============
Minority interest in consolidated subsidiaries............................                          144,000


EQUITY CAPITAL
Perpetual preferred stock and related
   surplus................................................................                                0
Common stock..............................................................                        1,135,000
Surplus (exclude all surplus related to preferred stock)..................                        2,134,000

Retained earnings.........................................................                        5,769,000
Accumulated other comprehensive income....................................                         -307,000
Other equity capital components...........................................                                0
Total equity capital......................................................                        8,731,000
                                                                                              -------------
Total liabilities, minority interest, and equity capital..................                       85,987,000
                                                                                              =============


         I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                             Thomas P. Gibbons,
                                                         Chief Financial Officer

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell               Directors
Catherine A. Rein


--------------------------------------------------------------------------------

                                     - 6 -